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Burak Alici

Equity Trader and
Member of Investment Team
Lindner Asset Management

(image) Burak Alici is an Equity Trader and member of the investment team at Lindner Asset Management Inc.

As a researcher for the Lindner Funds he has been responsible for engineering domestic equity market models, implementing risk management strategies and trading. His previous professional experience includes working in the emerging fixed-income markets area.

Burak Alici holds a BSE degree in Mechanical Engineering from Bogazici University in Instanbul. He received his Masters Degree in Finance from Boston College in 1999, and received an outstanding academic performance award.

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